SCHEDULE 14A
                             (Rule 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT

                        SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934(Amendment No. )

Filed by registrant  [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[x] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                    Delta Woodside Industries, Inc.
            (Name of Registrant as Specified in Its Charter)

                    Delta Woodside Industries, Inc.
               (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box);
[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

(4) Proposed maximum aggregate value of transaction

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, schedule or registration statement no.:
(3) Filing party:
(4) Date filed:

                    DELTA WOODSIDE INDUSTRIES, INC.
             233 N. Main Street, Hammond Square, Suite 200
                    Greenville, South Carolina 29601
                        Telephone (803)232-8301

          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                           NOVEMBER 10, 1994

TO OUR SHAREHOLDERS:

Notice is hereby given that the Annual Meeting of Shareholders of Delta Woodside Industries, Inc., a South Carolina corporation ("Delta
Woodside"), will be held at the Dorothy Gunter Theatre in the Peace Center, 101 West Broad Street, Greenville, South Carolina, on November 10, 1994, at 10:30 a.m., local time, for the following purposes:

1. To elect seven directors to serve until the next Annual Meeting of shareholders of Delta Woodside or until their successors have been duly elected and qualified;

2. To vote on the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for Delta Woodside for fiscal 1995; and

3. To act on such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Delta Woodside has fixed the close of business on October 1, 1994 as the record date for the determination of shareholders of Delta Woodside entitled to receive notice of and to vote at the Annual Meeting. Only shareholders of record of Delta Woodside at the close of business on October 1, 1994 will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

Whether or not you expect to be present at the Annual Meeting, please complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.


                                 By Order of the Board of Directors,


                                 Jane H. Greer
                                 Secretary
October 3, 1994

                    DELTA WOODSIDE INDUSTRIES, INC.
             233 N. Main Street, Hammond Square, Suite 200
                    Greenville, South Carolina 29601
                        Telephone (803) 232-8301

                            PROXY STATEMENT

                     ANNUAL MEETING OF SHAREHOLDERS

                           November 10, 1994

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Delta Woodside Industries, Inc., a South Carolina corporation (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company to be held at the Dorothy Gunter Theatre in the Peace Center, 101 West Broad Street, Greenville, South Carolina at 10:30 a.m. on Thursday, November 10, 1994. The approximate date of mailing this Proxy Statement and the accompanying proxy is October 6, 1994.

     Only shareholders of record at the close of business on October 1, 1994 are entitled to receive notice of and to vote at the Annual
Meeting. As of such date, there were outstanding 24,301,253 shares of common stock, $.01 par value (the only voting securities), of the Company. Each share is entitled to one vote.

     Each shareholder described above will be sent this Proxy Statement, the accompanying Notice of Annual Meeting and a proxy card. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (i) delivery to the Secretary of the Company, at or before the Annual Meeting, of a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting or (iii) attending the Annual Meeting and giving notice of revocation to the Secretary of the Company or in open meeting prior to the proxy being voted (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Delta Woodside Industries, Inc., 233 North Main Street, Hammond Square, Suite 200, Greenville, South Carolina 29601, Attention: Secretary.

     All shares represented by valid proxies received pursuant to the solicitation and prior to voting at the meeting and not revoked before they are exercised will be voted, and, if a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with such specification. If no contrary instructions are indicated, all shares represented by a proxy will be voted FOR election to the Board of Directors of the nominees described herein and FOR ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for fiscal 1995, and in the discretion of the proxy holders as to all other matters that may properly come before the Annual Meeting.

     The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of common stock at October 1, 1994 is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual
Meeting. The affirmative vote of more shares present or represented at the Annual Meeting voting in favor than voting against will be required to ratify the appointment of auditors. Abstentions and broker non-votes, which are separately tabulated, are included in the determination of the number of shares present and voting, but have no effect on the votes respecting the matters to be voted upon at the meeting.
1

 ELECTION OF DIRECTORS

     The by-laws of the Company provide that the number of Directors to be elected at any meeting of shareholders may be determined by the Board of Directors. The Board has determined that seven Directors shall be elected at the Annual Meeting. The shareholders' common stock may not be voted cumulatively in the election of Directors.

     The following seven persons are nominees for election as Directors at the Annual Meeting to serve until the next annual meeting of shareholders of the Company or until their successors are duly elected and qualified. Unless authority to vote at the election of Directors is withheld, it is the intention of the persons named in the enclosed form of proxy to nominate and vote for the persons named below, all of whom are currently Directors of the Company. Except as otherwise noted below, the business address of each nominee is Delta Woodside Industries, Inc., 233 North Main Street, Hammond Square, Suite 200, Greenville, South Carolina 29601. Each such person is a citizen of the United States. There are no family relationships among the Directors and the executive officers of the Company, except that Buck Mickel is the father of Buck A. Mickel.

     Management of the Company believes that all of the nominees will be available and able to serve as Directors, but in the event any nominee is not available or able to serve, the shares represented by the proxies will be voted for such substitute as shall be designated by the Board of Directors.

Name and Age                 Principal Occupation     Director Since (1)

C. C. Guy (61)             President of RSI Holdings, Inc.,        1984
                           Greenville, South Carolina (2) (9) (10)

Dr. James F. Kane (62)     Dean Emeritus of the College of         1986
                           Business Administration of the
                           University of South Carolina,
                           Columbia, South Carolina (3) (9) (10)

Dr. Max Lennon (54)        President and Chief Executive           1986
                           Officer of Eastern Foods, Inc.
                           Atlanta, Georgia (4) (9) (10)

E. Erwin Maddrey, II (53)  President and Chief Executive           1984
                           Officer of the Company (5)

Buck A. Mickel (38)        Vice President of RSI Holdings, Inc.,   1984
                           Greenville, South Carolina (6) (10)

Buck Mickel (68)           Chairman of the Board and Chief         1987
                           Executive Officer of RSI Holdings, Inc.,
                           Greenville, South Carolina (7) (10)

Bettis C. Rainsford (43)   Executive Vice President, Chief         1984
                           Financial Officer and Treasurer
                           of the Company (8)
2

     (1) Includes service as a director of the Company's predecessor by merger, Delta Woodside Industries, Inc., a Delaware corporation ("Old Delta Woodside"), or any predecessor company to Old Delta Woodside.

     (2) C. C. Guy served as Chairman of the Board of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until November 1989. Since before the November 15, 1989 merger (the "RSI Merger") of Old Delta Woodside into RSI Corporation, a South Carolina corporation which changed its name to Delta Woodside Industries, Inc. and is now the Company, he has been President and a director of RSI Holdings, Inc., which until recently was engaged in the sale of turf care products and currently intends to seek other business opportunities. Prior to November 15, 1989, RSI Holdings, Inc. was a subsidiary of RSI Corporation. Mr. Guy served from October 1979 until November 1989 as President, Treasurer and a director of RSI Corporation. Prior to the RSI Merger, RSI Corporation owned approximately 40% of the outstanding shares of common stock of Old Delta Woodside and was engaged in the business of selling outdoor power equipment, the office supply business and the business of distributing doors and windows, as well as the business of selling turf care products.

     (3) Dr. James F. Kane is Dean Emeritus of the College of Business Administration of the University of South Carolina, having retired during 1993 as Dean, in which capacity he had served since 1967. He also serves as a director of Liberty Corporation and Glassmaster Company.

     (4) Dr. Max Lennon was President of Clemson University from March 1986 until August 1994. He commenced service in August 1994 as
President and Chief Executive Officer of Eastern Foods, Inc., which is engaged in the business of manufacturing and distributing food products. He also serves as a director of First Union Corporation and Duke Power Company.

     (5) E. Erwin Maddrey, II was President and Chief Executive Officer of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until the RSI Merger and he has served in such positions with the Company since the RSI Merger. He also serves as a director of Kemet Corporation and Renfro Corporation.


     (6) Buck A. Mickel was a Vice President of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors until November 1989, Secretary of Old Delta Woodside from November 1986 to March 1987, and Assistant Secretary of Old Delta Woodside from March 1987 to November 1988. He has served as Vice President and a director of RSI Holdings, Inc. since before the RSI Merger and served as Vice President of RSI Corporation from October 1983 until November 1989, with which he had been employed since 1981.

     (7) Buck Mickel has served in various executive positions, including Vice Chairman of the Board of Fluor Corporation, which is engaged in the engineering, construction and minerals business, from which position he resigned in March 1987; Chairman of the Board of Daniel International Corporation, a construction company wholly-owned by Fluor Corporation, from which position he resigned in March 1987; and Chairman of the Board and Chief Executive Officer of RSI Corporation until November 1989. Since before the RSI Merger, Mr. Mickel has been Chairman of the Board and Chief Executive Officer of RSI Holdings, Inc. Mr. Mickel also serves as a director of Duke Power Company, Emergent Group, Inc., Fluor Corporation, Liberty Corporation, Monsanto Company and NationsBank Corporation.

     (8) Bettis C. Rainsford was Executive Vice President and Chief Financial Officer of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until the RSI Merger and has served in such positions with the Company since the RSI Merger. Mr. Rainsford has served as Treasurer of Old Delta Woodside or its predecessors or the Company from 1984 to 1986, from August 1988 to November 1988 and from November 1990 to the present. He is also President of The Rainsford Development Corporation which is engaged in general business development activities in Edgefield, South Carolina.

     (9) Member of Audit Committee.

     (10) Member of Compensation Committee.

     The Company's Directors hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

     The Board of Directors of the Company met physically or by telephone six times during the fiscal year ended July 2, 1994. The Compensation Committee of the Company met one time and the Audit Committee of the Company met two times during the fiscal year. Each Director attended or participated in at least 75 percent of the meetings of the Board and of any committee of which he was a member. The Board does not have a standing nominating committee.

     The Audit Committee makes recommendations to the Board regarding the selection of the Company's independent public accountants, reviews the independence of such accountants, approves the scope of the annual audit, approves the rendering by such accountants of any material non-audit services, approves the fee payable to the independent accountants and reviews the audit results. The Compensation Committee reviews and submits to the Board of Directors suggested executive officers' salaries and bonuses and will grant awards under the Company's Incentive Stock Award Plan and options under the Company's Stock Option Plan.


STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT


     The table below sets forth certain information as of October 1, 1994, regarding the beneficial ownership of the Company's common stock by (i) persons beneficially owning more than five percent of the common stock, (ii) the directors, (iii) the executive officers, and (iv) all directors and executive officers as a group. Unless otherwise noted in the notes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of common stock of the Company shown as beneficially owned by them.

     Shares
     Beneficially
Beneficial Owner    Owned          Percentage

E. Erwin Maddrey, II (1)  3,214,590      13.2%
233 North Main Street
Hammond Square, Suite 200
Greenville, SC  29601

Bettis C. Rainsford (2)   3,180,931      13.0%
108-1/2 Courthouse Square
Post Office Box 388
Edgefield, SC  29824

Buck A. Mickel (3) (4)    1,563,770       6.4%
Post Office Box 6721
Greenville, SC  29606

Micco Corporation (4)     1,240,634       5.1%
Post Office Box 795
Greenville, SC  29602

Buck Mickel and           1,559,394       6.4%
Minor H. Mickel(4) (5)
415 Crescent Avenue
Greenville, SC  29605

Minor M. Shaw (4) (6)     1,521,165      6.3%
Post Office Box 795
Greenville, SC  29602

Charles C. Mickel (4) (7) 1,493,434      6.1%
Post Office Box 6721
Greenville, SC  29606

C. C. Guy (8)                38,268      (15)
James F. Kane (9)             4,929      (15)
Max Lennon (10)               3,995      (15)
Jane H. Greer (11)           30,404      (15)
Douglas J. Stevens (12)      11,061      (15)
Brenda L. Jones (13)          2,247      (15)
All directors and
executive officers as a
group (10 Persons) (14)   8,913,261      36.7%


     (1) Mr. Maddrey is the President and Chief Executive Officer and a director of the Company. The number of shares shown as beneficially owned by Mr. Maddrey includes approximately 530 shares held by Mr. Maddrey's wife as custodian for one of Mr. Maddrey's children, as to which shares Mr. Maddrey disclaims beneficial ownership, 182,970 shares held by the E. Erwin and Nancy B. Maddrey, II Foundation, a charitable trust, as to which shares Mr. Maddrey holds sole voting and investment power but disclaims beneficial ownership, and approximately 735 shares allocated to the account of Mr. Maddrey per the latest report of the Company's Employee Retirement Plan for fiscal 1993. The allocation to employees of the fiscal 1994 contribution to such plan has not been completed. Mr. Maddrey is fully vested in the shares allocated to his account in the Company's Employee Retirement Plan. For fiscal 1994, Mr. Maddrey will make a late Form 5 filing under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to two acquisitions under the Company's dividend reinvestment plan of shares by his wife, as custodian for one of their children.

     (2) Mr. Rainsford is the Executive Vice President, Treasurer and Chief Financial Officer and a director of the Company. The number of shares shown as beneficially owned by Mr. Rainsford includes 17,945
5
shares held by The Edgefield County Foundation, a charitable trust, as to which shares Mr. Rainsford holds sole voting and investment power but disclaims beneficial ownership.

     (3) Buck A. Mickel is a director of the Company. The number of shares shown as beneficially owned by Buck A. Mickel includes 323,136 shares directly owned by him and all of the 1,240,634 shares owned by Micco Corporation. See Note (4).

     (4) The shares of common stock of Micco Corporation are owned in equal parts by Minor H. Mickel, the wife of Buck Mickel (a director of the Company), Buck A. Mickel (a director of the Company), Minor M. Shaw and Charles C. Mickel. Buck A. Mickel, Minor M. Shaw and Charles C. Mickel are the children of Buck and Minor H. Mickel. Minor H. Mickel, Buck A. Mickel, Minor M. Shaw and Charles C. Mickel are officers and directors of Micco Corporation. Each of Minor H. Mickel, Buck A. Mickel, Minor M. Shaw and Charles C. Mickel disclaims beneficial ownership of three quarters of the shares of the Company's common stock owned by Micco Corporation. Minor H. Mickel, Buck A. Mickel and Charles C. Mickel directly own 116,854 shares, 323,136 shares and 252,700 shares, respectively, of the Company's common stock. Minor M. Shaw, directly or as custodian for her children, owns 264,978 shares of the Company's common stock. In addition, Buck Mickel directly owns 201,906 shares of the Company's common stock, as to which shares Minor
H. Mickel may also be deemed a beneficial owner. Minor H. Mickel disclaims beneficial ownership with respect to these shares. Buck Mickel disclaims beneficial ownership of the shares directly owned by Minor H. Mickel and the shares owned by Micco Corporation. Minor M. Shaw's husband, through an individual retirement account and as custodian for her children, beneficially owns approximately 15,553 shares of the Company's common stock, as to which shares Minor M. Shaw may also be deemed a beneficial owner. Minor M. Shaw disclaims beneficial ownership with respect to these shares and with respect to the 2,748 shares of the Company's common stock held by her as custodian for her children. The spouse of Charles C. Mickel owns 100 shares of the Company's common stock, as to which shares Charles C. Mickel may also be deemed a beneficial owner. Charles C. Mickel disclaims beneficial ownership with respect to these shares. Micco Corporation owns 1,240,634 shares of the Company's common stock.

     (5) Buck Mickel is a director of the Company. The number of shares shown as beneficially owned by Buck Mickel and Minor H. Mickel includes 201,906 shares directly owned by Buck Mickel, 116,854 shares directly owned by Minor H. Mickel and all of the 1,240,634 shares owned by Micco Corporation. See Note (4).

     (6) The number of shares shown as beneficially owned by Minor M. Shaw includes 264,978 shares owned by her directly or as custodian for her children, approximately 15,553 shares beneficially owned by her husband through an individual retirement account or as custodian for her children, and all of the 1,240,634 shares owned by Micco Corporation. See Note (4).

     (7)  The number of shares shown as beneficially owned by Charles
C. Mickel includes 252,700 shares owned by him directly, 100 shares owned by his wife and all of the 1,240,634 shares owned by Micco
Corporation.  See Note (4).

     (8) C. C. Guy is a director of the Company. The number of shares shown as beneficially owned by C. C. Guy includes 18,968 shares owned by his wife, as to which shares Mr. Guy disclaims beneficial ownership.

     (9) Dr. Kane is a director of the Company. The shares shown as beneficially owned by him are held in a Keogh account or an IRA account.

     (10)  Dr. Lennon is a director of the Company.

     (11) Ms. Greer is Vice President and Secretary of the Company. The number of shares shown as beneficially owned by Ms. Greer includes approximately 896 shares allocated to her account per the latest report of the Company's Employee Retirement Plan for fiscal 1993. The allocation to employees of the fiscal 1994 contribution to such plan has not been completed. Ms. Greer is fully vested in the shares allocated to her account in the Company's Employee Retirement Plan. Also included are 7,500 unissued shares which can be acquired by the exercise of options exercisable within 60 days of October 1, 1994, but excludes 8,000 unissued shares covered by incentive stock awards which are not exercisable within 60 days after October 1, 1994.

     (12) Mr. Stevens is Controller and Assistant Secretary of the Company. The number of shares shown as beneficially owned by Mr. Stevens includes approximately 186 shares allocated to his account per the latest report of the Company's Employee Retirement Plan for fiscal 1993. The allocation to employees of the fiscal 1994 contribution to such plan has not been completed. Mr. Stevens is not vested in any shares allocated to his account in the Company's Employee Retirement Plan. Also included are 5,750 unissued shares which can be acquired by the exercise of options exercisable within 60 days of October 1, 1994, but excludes 9,250 unissued shares covered by options which are not exercisable within 60 days after October 1, 1994, and 8,000 unissued shares covered by incentive stock awards which are not exercisable within 60 days after October 1, 1994.

     (13) Ms. Jones is Assistant Secretary of the Company. The number of shares shown as beneficially owned by Ms. Jones includes approximately 99 shares allocated to her account per the latest report of the Company's Employee Retirement Plan for fiscal 1993. The allocation to employees of the fiscal 1994 contribution to such plan has not been completed. Ms. Jones is not vested in any shares allocated to her account in the Company's Employee Retirement Plan. Also included are 1,125 unissued shares which can be acquired by the exercise of options exercisable within 60 days of October 1, 1994, but excludes 375 unissued shares covered by options which are not exercisable within 60 days after October 1, 1994, and 800 unissued shares covered by incentive stock awards which are not exercisable within 60 days after October 1, 1994.

     (14) Includes all shares deemed to be beneficially owned by any director or executive officer. Includes 546,223 shares of the Company's common stock held by the Company's Employee Retirement Plan. Each participant in the Employee Retirement Plan has the right to direct the manner in which the trustee of the Plan, Jane H. Greer (Vice President and Secretary of the Company), votes the shares held by the Employee Retirement Plan which are allocated to such participant's account. Except for shares as to which such a direction is made, the shares held by the Employee Retirement Plan are voted by the trustee in the manner directed by the Plan's committee which includes Jane H. Greer and Douglas J. Stevens (Controller and Assistant Secretary of the Company) as members. The number of shares shown in the table includes an aggregate of 14,375 non-issued shares subject to employee stock options held by executive officers which are exercisable within 60 days or less, but excludes 9,625 non-issued shares subject to employee stock options held by executive officers which are not exercisable within 60 days and 16,800 non-issued shares covered by incentive stock awards which are not exercisable within 60 days of October 1, 1994.




     (15)  Less than one percent.

EXECUTIVE OFFICERS

     The following provides certain information regarding the executive officers of the Company.


Name and Age                      Position

E. Erwin Maddrey, II (53)     President and Chief Executive Officer (1)

Bettis C. Rainsford (43)      Executive Vice President, Chief Financial
                              Officer and Treasurer (1)

Jane H. Greer (56)            Vice President and Secretary (2)

Douglas J. Stevens (61)       Controller and Assistant Secretary (3)

Brenda L. Jones (49)          Assistant Secretary (4)


     (1) See information under "Election of Directors."

     (2) Jane H. Greer became associated with Old Delta Woodside's predecessors in July 1986, and was elected a Vice President of Old Delta Woodside in November 1986, in charge of human resources and other related areas, Assistant Secretary of Old Delta Woodside in November 1987 and Secretary of Old Delta Woodside in August 1988. She became Vice President and Secretary of the Company on November 15, 1989.

     (3) Douglas J. Stevens was elected Controller and Assistant Secretary of the Company effective August and September 1992. From February 1991 to August 1992, Mr. Stevens was Vice President of Finance and Administration for Duck Head Apparel Company, a division of a subsidiary of the Company. From 1972 to 1986, he was a Corporate Vice President of Riegel Textile Corporation (engaged in the manufacture and sale of textiles). From 1987 to 1988, he was Chairman of Eagle Mills, Inc. (a converter of textile fabrics). From January 1989 to February 1991, Mr. Stevens was Operations Director of Blue Ridge Care, Ltd. (engaged in the manufacture and sale of disposable diapers) in England. Blue Ridge Care, Ltd. commenced a receivership proceeding approximately five months after Mr. Stevens ceased his affiliation with that company.

     (4) Brenda L. Jones was elected Assistant Secretary of Old Delta Woodside in November 1988. She became Assistant Secretary of the Company on November 15, 1989. Since July 1987, she has been Vice President and Chief Financial Officer of The Rainsford Development Corporation, a corporation wholly-owned by Bettis C. Rainsford which is engaged in general business development activities.

     The Company's executive officers are appointed by the Board of Directors and serve at the pleasure of the Board.

MANAGEMENT COMPENSATION

Summary Compensation Table

     The following table sets forth certain information respecting the compensation earned by the Chief Executive Officer, the Chief Financial Officer, and the other two executive officers who earned salary and bonus in fiscal 1994 in excess of $100,000 (the "Named Executives") during the fiscal years ended July 2, 1994, July 3, 1993 and June 27, 1992.

     SUMMARY COMPENSATION TABLE

                                                                 Long-Term
                                    Annual Compensation      Compensation
                                                       Other     Awards         All
                                                      Annual    Securities     Other
                                                      Compen-   Underlying     Compen-
     Name and                 Salary       Bonus      sation    Options/SARs   sation
Principal Position       Year ($)(a)    ($)(a)(b) ($)(c)    (#)(d)    ($)
E.Erwin Maddrey,II,      1994 450,021           0          0         0         30,125(k)(o)(p)
     President & Chief   1993 412,699           0          0         0         25,203(k)(o)(p)
     Executive Officer   1992 395,000(f)  175,920          0         0         18,888(k)(o)(p)


Bettis C. Rainsford,     1994 400,000(g)        0          0         0         13,838(l)(o)
     Executive VP, CFO,  1993 366,077(h)        0          0         0         11,138(l)(o)
     & Treasurer         1992 341,615(h)  175,920(h)       0         0          9,638(l)(o)

Jane H. Greer,           1994 126,000      17,250     17,315    10,000(i)       2,827(m)(p)
     Vice President      1993 121,846      24,000     35,023         0          2,983(m)(p)
     & Secretary         1992 116,923      75,000     17,996         0          1,348(m)(p)

Douglas J. Stevens,      1994 102,885      12,228     17,315    10,000(j)       2,304(n)(p)
     Controller &        1993 100,000      17,000     23,896    14,333(j)         602(n)(p)
     Asst. Secretary (e)

     (a) The amounts shown in the column include sums the receipt of which has been deferred pursuant to the Company's 401(k) plan or the Company's deferred compensation plan.

     (b) Amounts in this column are cash bonuses paid to reward performance as described in the Compensation Committee's Report below.

     (c) The amounts in this column were paid by the Company in connection with the vesting of awards under the Company's Incentive Stock Award Plan and were in each case approximately sufficient, after the payment of all applicable income taxes, to pay the participant's federal and state income taxes attributable to the vesting of the award.

     (d)  For purposes of this table, awards under the Company's
Incentive Stock Award Plan are treated as options.

     (e) Mr. Stevens was elected Controller and Assistant Secretary of the Company effective August and September, 1992. The information in the table includes Mr. Stevens' compensation for all of fiscal 1993.

     (f) Of this amount $75,000 was paid to Mr. Maddrey's sole proprietorship, Maddrey & Associates.

     (g) Of this amount $150,000 was paid to The Rainsford Development Corporation, a company wholly owned by Mr. Rainsford.

     (h)  This amount was paid to The Rainsford Development
Corporation, a company wholly owned by Mr. Rainsford.

     (i) During fiscal 1994, Ms. Greer was granted an award covering 10,000 shares under the Company's Incentive Stock Award Plan.

     (j) During fiscal 1994, Mr. Stevens was granted an award covering 10,000 shares under the Company's Incentive Stock Award Plan. During fiscal 1993, Mr. Stevens was granted an award covering 3,333 shares under the Company's Incentive Stock Award Plan and an option for 11,000 shares under the Company's Stock Option Plan.

     (k) The fiscal 1994 amount represents $26,838 premium paid by the Company for $10 million of life insurance on the life of Mr. Maddrey and $3,287 allocated to Mr. Maddrey's account under the Company's Employee Retirement Plan (the "Retirement Plan"). The fiscal 1993 amount represents $20,938 premium paid for such life insurance and $4,265 allocated to Mr. Maddrey's account under the Retirement Plan. The fiscal 1992 amount represents $16,538 premium paid for such life insurance and $2,350 allocated to Mr. Maddrey's account under the Retirement Plan.

     (l) The amount represents the premium paid by the Company for $10 million of life insurance on the life of Mr. Rainsford.


     (m) The amount was allocated to Ms. Greer's account under the Retirement Plan.

     (n) Of the fiscal 1994 amount, $2,002 was allocated to Mr. Stevens' account under the Retirement Plan and $302 was earned on Mr. Stevens' deferred compensation at a rate in excess of 120% of the Federal mid-term rate. Of the fiscal 1993 amount, $531 was allocated to Mr. Stevens' account under the Retirement Plan and $71 was earned on Mr. Stevens' deferred compensation at a rate in excess of 120% of the Federal mid- term rate.


     (o) The Company pays the premiums due for life insurance policies in the amount of $10 million on each of the lives of Mr. Maddrey and Mr. Rainsford. The proceeds of these policies are payable to the beneficiary or beneficiaries chosen by Mr. Maddrey or Mr. Rainsford, as the case may be. These life insurance policies were established in connection with the Refusal Agreements described in this Proxy Statement under the heading "Related Party Transactions."


     (p) The Retirement Plan allocation shown for a fiscal year was allocated to the participant's account during that fiscal year, although the amount of the allocation may have been determined in whole or in part on the basis of the participant's compensation during the prior fiscal year. A participant may withdraw amounts or shares from the Retirement Plan only upon retirement, death, disability or other termination of employment. Amounts allocated to a participant's account under the Retirement Plan generally do not vest until expiration of a five-year service period at which time the amounts become fully vested. Immediate vesting would occur upon a participant's reaching normal retirement age, death or disability. Mr. Maddrey and Ms. Greer are vested in the amounts allocated to their accounts, but Mr. Stevens is not vested in the amounts allocated to his account, under the Retirement Plan.
    The amounts shown in the table
above do not include reimbursement by the Company or its subsidiaries for certain automobile expenses, club memberships and other items. The non-business personal benefit to any executive officer of these amounts does not exceed 10% of the executive officer's total salary and bonus. 10

Option/SAR Grants in the Last Fiscal Year

     The following table provides certain information respecting the grant to any Named Executive during fiscal 1994 of awards under the Company's Incentive Stock Award Plan and options under the Company's Stock Option Plan. For purposes of this table, awards under the Company's Incentive Stock Award Plan are treated as options.

     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                  Potential Realizable
     Individual Grants                                            Value at Assumed
        Number of                                                    Annual Rates
        Securities     % of Total             Market                of Stock Price
        Underlying     Options/SARs Exercise  Price on               Appreciation
        Options/SARs    Granted To   or Base   Date of             for Option Term(c)
          Granted     Employees in   Price     Grant     Expiration   O%    5%     10%
   Name    (#)        Fiscal Year  ($/Sh.)   ($/Sh.)     Date      ($)      ($)     ($)
Jane H.
Greer     10,000(a)(b)     3.84     0.01    11.625    9/27/96(a) 116,150 131,354 147,971

Douglas J.
Stevens   10,000(a)(b)     3.84     0.01    11.625    9/27/96(a) 116,150 131,354 147,971


     (a) These represent shares covered by an award granted during fiscal 1994 under the Company's Incentive Stock Award Plan, pursuant to which a participant can acquire shares of the Company's Common Stock for $0.01 cash per share upon the vesting of the award respecting such shares. Each grant of an award under the Plan sets forth the circumstances under which all or part of the award will vest. These circumstances may include (i) the participant being an employee of the Company or any subsidiary on one or more specified dates and (ii) such additional circumstances (which may include, in the case of certain shares covered by an award, the Company or a division of the Company having met certain performance criteria) as may be set forth in the award. The vesting circumstances may vary among the shares covered by an award. The part, if any, of an award that does not vest is forfeited. In connection with the vesting of any award, the Company pays the participant cash in an amount approximately sufficient, after the payment of all applicable income taxes, to pay the participant's federal and state income taxes attributable to the vesting of the award. The expiration date set forth in the table is the last award vesting date for any portion of the award, because in certain circumstances all or part of the award, if not vested, would have forfeited by or on that date. As to any vested portion, the award does not technically have any expiration date. A portion of these awards is subject to future shareholder approval of an amendment to the Incentive
Stock Award Plan increasing the number of shares available for awards under that plan.

     (b)  On July 2, 1994, a portion of the awards covering 2,000 shares each to Ms. Greer and Mr. Stevens vested by reason of each participant being in the Company's employ at that date.  Each award provides that a portion of the award covering 2,000 shares will vest on
11

each of July 1, 1995 and June 29, 1996, providing that the participant is an employee of the Company on the relevant of these dates. The portion of each award covering the remaining 4,000 shares will vest on September 27, 1996, providing that the participant is an employee of the Company on that date and the Company has achieved a specified level of cumulative operating earnings through June 29, 1996. A portion of these awards will vest if the participant's employment terminates early by reason of death, retirement or permanent disability.

     (c) Based on annual compounding of assumed appreciation rate until respective vesting dates.


Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
Option/SAR Values

     The following table provides certain information respecting the exercise by any Named Executive during fiscal 1994 of awards granted under the Company's Incentive Stock Award Plan and options granted under the Company's Stock Option Plan. For purposes of this table, awards under the Company's Incentive Stock Award Plan are treated as options.

     AGGREGATED OPTION/SAR EXERCISES IN LAST
     FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                  Number of Securities     Value of Unexercised
          Shares                  Underlying Unexercised   In-The-Money Options/SARs
          Acquired      Value     Options/SARs at FY-End   at FY-End
       on Exercise(a) Realized(a)         (#)                      ($)
 Name            (#)      ($) Exercisable Unexercisable Exercisable Unexercisable

Jane H.
     Greer     2,000     23,980    7,500     8,000         60,000     95,920

Douglas J.
     Stevens   2,000     23,980    5,750     17,250        18,033    133,538


     (a)  Excluded are the exercise of awards under the Incentive Stock
Award Plan, the vesting of which was previously reported with respect to fiscal 1993.

Director Compensation

     The Company pays each Director who is not an officer of the Company a fee of $20,000 per year, plus provides approximately $10,000 annually for each such Director with which shares of the Company's common stock are purchased. These shares may be newly-issued or acquired in the open market for such purpose. Each Director is also reimbursed for his reasonable travel expenses in attending each meeting.

     The Company has established the Directors' Charitable Giving
Program covering each director of the Company.  Under the program, within six months after the death of a director, the Company will make an aggregate donation of $500,000 to one or more charitable
organizations selected by such director.  With respect to Max Lennon,
E. Erwin Maddrey, II and Bettis C. Rainsford, the program will be funded by life insurance policies owned and to be paid for by the
Company on the lives of such directors.  The life insurance policies became effective on July 1, 1991.
12

    Notwithstanding any statement in
any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act incorporating future filings, including this Proxy Statement, in whole or in part, the following Performance
Graph and the Compensation Committee Report below shall not be incorporated by reference into any such filing.


PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly change in the cumulative total stockholder return, assuming dividend reinvestment, on the Company's Common Stock with the cumulative total return, assuming dividend reinvestment, of the Standard & Poor's 500 Stock Index and a peer group, constructed by the Company, consisting of nine corporations
(not including the Company) that are engaged in the manufacture and sale of textile products and apparel.



COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG DELTA WOODSIDE
INDUSTRIES, INC., S&P 500 STOCK INDEX & PEER GROUP

Performance graph appears here - see appendix

This Performance Graph assumes that $100 was invested in the common stock of Delta Woodside Industries, Inc. and comparison groups on June
30, 1989 and that all dividends have been reinvested.

The Peer Group is composed of the following companies:
Farah, Inc.          Haggar Corp.   Springs Industries, Inc.
Galey & Lord, Inc.   Russell Corp.  Texfi Industries, Inc.
Guilford Mills, Inc. Salant Corp.   Tultex Corp.

13

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     This report of the Compensation Committee (the "Committee") of the Board of Directors of the Company sets forth the Committee's policies with regard to compensation of the Executive Officers of the Company, including the relationship of corporate performance to executive compensation.

Executive Compensation Policies

     Decisions regarding certain aspects of the compensation of the Company's executive officers are made by the five member Compensation
Committee of the Board, each of whom is a non-employee director.  The
Committee believes that its compensation practices are designed to attract, retain, and motivate key Company executives to achieve short, medium, and long term goals which the Committee believes will enhance the value of the shareholders' investment in the Company. These objectives are implemented through:

A. Cash bonuses to reward the achievement of specific performance goals,

B.   Grants of stock awards under the Incentive Stock Award Plan,

C.   Grants of stock options under the Stock Option Plan, and

D. Payment of base salaries at levels that are competitive with those paid by the peer group of companies shown on the Performance Graph above. The peer group companies are certain textile and apparel companies currently listed on the New York Stock Exchange.

Compensation of Executive Officers Other than Chief Executive Officer and Chief Financial Officer

     The Company's executive officers other than the Chief Executive
Officer and the Chief Financial Officer (the "Other Officers") received compensation for fiscal 1994 which included both fixed and performance-based components. The Other Officers' compensation consisted of the following elements: base salary, cash bonuses, the grant and/or vesting of awards under the Incentive Stock Award Plan, and the vesting of options under the Stock Option Plan.

     Cash bonuses to the Other Officers are made based on the recommendation of the Company's Chief Executive Officer who considers on a subjective basis several performance-related factors. These include, but are not limited to, the Company's operating earnings as a percent of net capital employed, the total bonus pool earned by the Company's operating divisions, and the movement in the Company's year-to-year operating earnings. For fiscal 1994, the total cash bonuses awarded to the two Other Officers named in the Summary
Compensation Table above amount to 13% of their total salaries.

     Each Other Officer participates in the Incentive Stock Award Plan which was approved by the shareholders of the Company in November
1990. Awards made under this plan to the Other Officers have been structured so that sixty percent of each individual's award can vest by remaining in service with the Company through predetermined anniversary dates and forty percent of each individual's award may vest if the Company meets specified performance targets respecting cumulative

14

operating profits. While the number of shares covered by any award to an Other Officer is not determined by specific, non-subjective criteria, the determination of such number takes into account the level and responsibility of the executive's position, the executive's performance, the executive's compensation, the assessed potential of the executive, and any other factors that are deemed relevant to the accomplishment of the purposes of the plan. The Committee believes that this plan is an important tool to the achievement of medium term goals.

     Each Other Officer also participates in the Stock Option Plan which was approved by the shareholders of the Company in November
1990. The purpose of this plan is to promote the growth and profitability of the Company over a longer term by enabling the Company to attract and retain key and middle level managers of outstanding competence and by increasing the personal participation of its executives in the Company's performance by providing these executives with an additional equity ownership opportunity in the Company. In making option grants to the Other Officers, no specific, non-subjective criteria are used, but the factors taken into account include the level and responsibility of the executive's position, the executive's performance, the executive's compensation, the assessed potential of the executive, and any other factors that are deemed relevant to the accomplishment of the purposes of the plan. Each option granted under the plan to an Other Officer has provided that the option becomes exercisable in stages over a period of four years.

Compensation Paid to the Chief Executive Officer and the Chief
Financial Officer

     The compensation of each of the Chief Executive Officer and the Chief Financial Officer has historically included both fixed and performance-based (cash bonus) components. For fiscal 1994 the compensation of such officers consisted of base salary only. No cash bonuses were paid to either of these officers for fiscal 1994 because the earnings performance of the Company was down significantly from the prior year.

     In determining cash bonuses for the Chief Executive Officer and the Chief Financial Officer, the Committee considers the performance of the Company against that of the textile and apparel industries and the total compensation of the CEO and the CFO as compared to their respective peer groups in the textile and apparel industries. As a guideline, the Committee takes into account the difference between the latest fiscal year's profits before interest and taxes and those of fiscal year 1991.

     Neither the Chief Executive Officer nor the Chief Financial
Officer is eligible, under the terms of the relevant plan, to receive an award under the Incentive Stock Award Plan or an option under the Stock Option Plan. However, since these two executives each owns approximately 13% of the Company's shares presently outstanding, the Committee believes that they are highly motivated to increase shareholder value on a long term basis.

     In setting base salary levels for the Chief Executive Officer and the Chief Financial Officer, the Committee considers the possible bonus awards and attempts to set base salary levels so that total compensation, including bonuses, will be near to that of the median of Chief Executive Officers and Chief Financial Officers of the peer group of companies.

     Compensation Committee

     Buck Mickel, Chair          Dr. Max Lennon
     C.C. Guy                    Buck A. Mickel
     Dr. James F. Kane

15


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     The following directors served on the Compensation Committee of the Company's Board of Directors during fiscal 1994: Buck Mickel, as
Chair, C.C. Guy, Dr. James F. Kane, Dr. Max Lennon and Buck A. Mickel.

     C.C. Guy served as Chairman of the Board of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until November 1989. Buck A. Mickel was a Vice President of Old
Delta Woodside or its predecessors from the founding of Old Delta
Woodside's predecessors until November 1989, Secretary of Old Delta
Woodside from November 1986 to March 1987, and Assistant Secretary of
Old Delta Woodside from March 1987 to November 1988.

RELATED PARTY TRANSACTIONS

     The Company leases its principal corporate office space and space for its printing operation, its benefits office, and its Duck Head
Retail Operations headquarters from a corporation (Hammond Square, Ltd.), one third of the stock of which is owned by each of E. Erwin
Maddrey, II (President, Chief Executive Officer and a director of the
Company) and Jane H. Greer (Vice President and Secretary of the
Company). Mr. Maddrey and Ms. Greer are also directors and executive officers of Hammond Square, Ltd. The lease of the Company's principal office space is for a term of approximately ten years expiring in 1997, covers approximately 6,400 square feet and involves rental payments of $8.50 per square foot per year (plus certain other expenses such as regime fees, real estate taxes, utilities and parking). The Company is subleasing part of this space to other parties until it needs such subleased space. The lease of the Company's printing operation space is for a term of approximately five years expiring in November 1998, with an option to renew, covers approximately 4,159 square feet and involves rental payments of $11.36 per square foot per year (plus certain other expenses such as regime fees, real estate taxes, utilities and parking). The lease of the Company's benefits office is for a term expiring in August of 1996, covers approximately 1,125 square feet and involves rental payments of $12.26 per square foot per year (plus certain other expenses such as regime fees, real estate taxes, utilities and parking). The lease of the Company's Duck Head
Retail Operations headquarters is for a term expiring in August of 1995, covers approximately 4,141 square feet and involves rental payments of $12.60 per square foot per year (plus certain other expenses such as regime fees, real estate taxes, utilities and parking). The Company paid an aggregate of approximately $236,556 in rent and other expenses under these leases during fiscal 1994.

     The Company currently leases office space in Edgefield, South
Carolina from The Rainsford Development Corporation, a corporation wholly-owned by Bettis C. Rainsford (Executive Vice President, Chief
Financial Officer, Treasurer and a director of the Company). Pursuant to this lease in fiscal 1994 the Company made lease payments in the amount of $31,199. Mr. Rainsford is a director and executive officer and Brenda L. Jones (Assistant Secretary of the Company) is an executive officer of The Rainsford Development Corporation. Duck Head
Retail Operations, a division of a subsidiary of the Company, leases a building in Edgefield, South Carolina from Mr. Rainsford pursuant to an agreement involving rental payments equal to 3% of gross sales of the Edgefield store, plus 1% of gross sales of the store for utilities.
Under this lease agreement, $24,651 was paid to Mr. Rainsford during fiscal 1994. As described above under the heading, "Management
Compensation," part of Mr. Rainsford's cash compensation with respect to fiscal 1994 was paid to The Rainsford Development Corporation for

16

Mr. Rainsford's services.  The Company expects that a portion of Mr.
Rainsford's cash compensation with respect to fiscal 1995 will be paid to the same entity for Mr. Rainsford's services. In addition, the Company reimburses The Rainsford Development Corporation for certain travel, secretarial and other expenses incurred on behalf of the Company. Such reimbursement amounted to $86,932 in fiscal 1994. The amount of Mr. Rainsford's total cash compensation is not affected by the fact that part of it is paid to The Rainsford Development
Corporation.

     The Company reimburses Maddrey & Associates, a sole proprietorship of Mr. Maddrey, for certain travel and other expenses incurred on behalf of the Company. Such reimbursement amounted to $40,856 in fiscal
1994.

     In February 1991, each of Mr. Maddrey and Mr. Rainsford entered into a stock transfer restrictions and right of first refusal agreement
(a "Refusal Agreement") with the Company. Pursuant to each such Refusal Agreement, Mr. Maddrey or Mr. Rainsford, as the case may be, granted the Company a specified right of first refusal with respect to any sale of such individual's shares of the Company's common stock owned at death for five years after such individual's death. In connection with the Refusal Agreements, life insurance policies were established on the lives of Mr. Maddrey and Mr. Rainsford. Under the life insurance policies on the life of each such individual, $30 million is payable to the Company and $10 million is payable to the beneficiary or beneficiaries chosen by the individual. Nothing in either Refusal Agreement restricts the freedom of Mr. Maddrey or Mr.
Rainsford to sell any or all of his shares of the Company's common stock at any time prior to his death or prevents the Company from canceling the life insurance policies payable to it for $30 million on either Mr. Maddrey's or Mr. Rainsford's life. A Refusal Agreement shall terminate if the life insurance policies payable to the applicable individual's beneficiaries for $10 million are cancelled by reason of the Company's failure to pay the premium with respect thereto.

     Any transaction entered into between the Company and any officer, director, principal shareholder or any of their affiliates has been and will be on terms which the Company then believes comparable to those which would be available to the Company at such time from non-affiliated persons and will be in the future subject to the approval at the time of a majority of the Company's disinterested directors.

RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors recommends the ratification of the appointment of KPMG Peat Marwick LLP, independent certified public accountants, as auditors for the Company and its subsidiaries for fiscal 1995 and to audit and report to the shareholders upon the financial statements of the Company as of and for the period ending
July 1, 1995.

     Ernst & Young LLP served as the independent certified public accountants for the Company and its subsidiaries for fiscal 1994. On
August 19, 1994, the Company disengaged Ernst & Young LLP as principal accountants for the Company upon completion of the annual audit for the Company's 1994 fiscal year. The decision to change accountants was approved by the audit committee of the Company's Board of Directors. On
August 19, 1994 KPMG Peat Marwick LLP was engaged by the Company pursuant to approval by the Board of Directors as principal accountants for the Company's 1995 fiscal year, subject to shareholder approval.

17

     In connection with the audits of each of the two fiscal years ended July 3, 1993 and July 2, 1994, and in the subsequent period preceding August 19, 1994, the Company had no disagreements with Ernst
& Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young
LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in their reports.

     The audit reports of Ernst & Young LLP on the consolidated financial statements of the Company and subsidiaries for the Company's
1993 and 1994 fiscal years did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     Representatives of each of KPMG Peat Marwick LLP and Ernst & Young
LLP will be present at the Annual Meeting and such representatives of each such firm will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions which the shareholders may have. Neither of each such firm nor any of each such firm's members has any relation with the Company except in each such firm's capacity as auditors or as tax advisors.


     The appointment of auditors is approved annually by the Board of Directors and subsequently submitted to the shareholders for ratification. The decision of the Board is based on the recommendation of the Audit Committee.


OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors was not aware that any business not described above would be presented for consideration at the Annual Meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person voting them.

SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, proxies may be solicited by directors, officers and other regular employees of the Company by telephone, telegram or personal interview for no additional compensation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to beneficial owners of the stock held of record by such persons and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing. The Company has engaged Corporate Investor Communications to assist in these contacts with brokerage houses, custodians, nominees and fiduciaries for an estimated fee of $4,500 plus reasonable out-of-pocket expenses.

18

PROPOSALS OF SECURITY HOLDERS

     Any shareholder of the Company who desires to present a proposal at the 1995 Annual Meeting of Shareholders for inclusion in the proxy statement and form of proxy relating to that meeting must submit such proposal to the Company at its principal executive offices on or before June 5, 1995.


FINANCIAL INFORMATION

     The Company's fiscal 1994 Annual Report is being mailed to shareholders on or about October 6, 1994. The Company will provide without charge to any shareholder of record as of October 1, 1994, and to each person to whom this Proxy Statement is delivered in connection with the Annual Meeting of Shareholders, upon written request of such person, a copy of such fiscal 1994 Annual Report or the Company's fiscal 1994 annual report on Form 10-K, including financial statements and financial statement schedules (but excluding exhibits), filed with the Securities and Exchange Commission. Any such request should be directed to Delta Woodside Industries, Inc., 233 North Main Street,
Hammond Square, Suite 200, Greenville, South Carolina 29601, Attention:
Jane H. Greer, Vice President and Secretary.

          *    *    *
     The above Notice and Proxy Statement are sent by order of the
Board of Directors.

     Jane H. Greer, Secretary
Greenville, South Carolina
October 3, 1994

19

On Page 13 a line graph appears where indicated. Plot points are listed below:

                               Jun 89  Jun 90   Jun 91  Jun 92  Jun 93  Jun 94

Delta Woodside Industries Inc.   $100     $58      $98    $120     $81     $90

S & P 500                        $100    $119     $122    $141    $160    $162

Customized Peer Group            $100    $102     $119    $117    $150    $158

                                       P
                                       R
                                       O
                                       X
                                       Y
                                  PLEASE SIGN
                                   ON REVERSE
                                    SIDE AND
                                   RETURN IN
                                  THE ENCLOSED
                                  POSTAGE-PAID
                                    ENVELOPE
                        DELTA WOODSIDE INDUSTRIES, INC.
                       ANNUAL MEETING, NOVEMBER 10, 1994
    The undersigned shareholder of Delta Woodside Industries, Inc., a South
Carolina corporation, hereby constitutes and appoints E. Erwin Maddrey, II, Bettis C. Rainsford and Jane H. Greer, and each of them, attorneys and proxies on behalf of the undersigned to act and vote at the Annual Meeting of shareholders to be held at the Dorothy Gunter Theatre in the Peace Center, 101 West Broad Street, Greenville, South Carolina, on November 10, 1994 at
10:30 A.M., and any adjournment or adjournments thereof, and the undersigned instructs said attorneys to vote:

1.  ELECTION OF        [ ] FOR all nominees listed below (except as   [ ] WITHHOLD AUTHORITY to vote for all
 DIRECTORS              marked to the contrary below)                 nominees listed below

    Messrs. C. C. Guy, J. F. Kane, M. Lennon, E. E. Maddrey, II, B. A. Mickel,
B. Mickel, B. C. Rainsford
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).
2. PROPOSAL TO RATIFY SELECTION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF DELTA WOODSIDE INDUSTRIES, INC. FOR FISCAL 1995
                  [ ] FOR               [ ] AGAINST               [ ] ABSTAIN
3. At their discretion upon such other matters as may properly come before the meeting.
A majority of said attorneys and proxies who shall be present and acting as such at the meeting or any adjournment or adjournments thereof (or, if only one such attorney and proxy may be present and acting, then that one) shall have and may exercise all the powers hereby conferred.
                                     (over)

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELTA WOODSIDE INDUSTRIES, INC. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTORS LISTED ON THE REVERSE SIDE OF THIS PROXY AND FOR APPROVAL OF PROPOSAL 2.
    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated October 3, 1994 and the Proxy Statement furnished therewith.
                                      Dated this          day of          , 1994
                                                                          (Seal)
                                                                          (Seal)
                                                 NOTE: Signature should agree
                                                 with name on stock certificate
                                                 as printed thereon. Executors,
                                                 administrators, trustees and
                                                 other fiduciaries should so
                                                 indicate when signing.
              PLEASE DATE, SIGN AND RETURN THIS PROXY. THANK YOU.

VOTING INSTRUCTIONS     DELTA WOODSIDE INDUSTRIES, INC.
                       ANNUAL MEETING, NOVEMBER 10, 1994
    The undersigned participant in the Employee Retirement Plan of Delta Woodside Industries, Inc., a South Carolina corporation, hereby directs Jane H. Greer, trustee of such Plan, to vote the undersigned's proportionate share of the shares of common stock of Delta Woodside Industries, Inc. held by such Plan at the Annual Meeting of shareholders to be held at the Dorothy Gunter Theatre in the Peace Center, 101 West Broad Street, Greenville, South Carolina, on November 10, 1994 at 10:30 A.M., and any adjournment or adjournments thereof, as follows:

1.  ELECTION OF        [ ] FOR all nominees listed below (except as   [ ] WITHHOLD AUTHORITY to vote for all
 DIRECTORS                 marked to the contrary below)                  nominees listed below

    Messrs. C. C. Guy, J. F. Kane, M. Lennon, E. E. Maddrey, II, B. A. Mickel,
B. Mickel, B. C. Rainsford
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).
2. PROPOSAL TO RATIFY SELECTION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF DELTA WOODSIDE INDUSTRIES, INC. FOR FISCAL 1995.
                  [ ] FOR               [ ] AGAINST                [ ] ABSTAIN
3. At such trustee's discretion upon such other matters as may properly come before the meeting.
                                     (over)

                                  PLEASE SIGN
                                   ON REVERSE
                                    SIDE AND
                                     RETURN

    THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELTA WOODSIDE INDUSTRIES, INC. IF NOT OTHERWISE SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE DEEMED A DIRECTION TO VOTE FOR ELECTION OF THE DIRECTORS LISTED ON THE REVERSE SIDE OF THESE VOTING INSTRUCTIONS AND FOR APPROVAL OF PROPOSAL 2.
    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated October 3, 1994 and the Proxy Statement furnished therewith.
                                      Dated this          day of          , 1994
                                                                          (Seal)
                                                                          (Seal)
                                                 NOTE: Please sign exactly as
                                                 name appears at left.
       PLEASE DATE, SIGN AND RETURN THESE VOTING INSTRUCTIONS. THANK YOU.